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Exhibit 21

BRINKER INTERNATIONAL, INC., A DELAWARE CORPORATION
SUBSIDIARIES

        REGISTRANT'S subsidiaries operate full-service restaurants in various locations throughout the United States under the names Chili's Grill & Bar, On The Border Mexican Grill & Cantina, and Maggiano's Little Italy.

BRINKER RESTAURANT CORPORATION, a Delaware corporation
BRINKER INTERNATIONAL PAYROLL COMPANY, L.P., a Delaware limited partnership
BRINKER ALABAMA, INC., a Delaware corporation
BRINKER ARKANSAS, INC., a Delaware corporation
BRINKER CONNECTICUT CORPORATION, a Delaware corporation
BRINKER DELAWARE, INC., a Delaware corporation
BRINKER FLORIDA, INC., a Delaware corporation
BRINKER FREEHOLD, INC., a New Jersey corporation
BRINKER GEORGIA, INC., a Delaware corporation
BRINKER INDIANA, INC., a Delaware corporation
BRINKER IOWA, INC., a Delaware corporation
BRINKER KENTUCKY, INC., a Delaware corporation
BRINKER LOUISIANA, INC., a Delaware corporation
BRINKER MASSACHUSETTS CORPORATION, a Delaware corporation
BRINKER MICHIGAN, INC., a Delaware corporation
BRINKER MISSISSIPPI, INC., a Delaware corporation
BRINKER MISSOURI, INC., a Delaware corporation
BRINKER NEVADA, INC., a Nevada corporation
BRINKER NEW JERSEY, INC., a Delaware corporation
BRINKER NORTH CAROLINA, INC., a Delaware corporation
BRINKER OF BALTIMORE COUNTY, INC., a Maryland corporation
BRINKER OF CARROLL COUNTY, INC., a Maryland corporation
BRINKER OF CHARLES COUNTY, INC., a Maryland corporation
BRINKER OF CECIL COUNTY, INC., a Maryland corporation
BRINKER OF FREDERICK COUNTY, INC., a Maryland corporation
BRINKER OF HOWARD COUNTY, INC., a Maryland corporation
BRINKER OF MONTGOMERY COUNTY, INC., a Maryland corporation
BRINKER OF PRINCE GEORGE'S COUNTY, INC., a Maryland corporation
BRINKER OHIO, INC., a Delaware corporation
BRINKER OKLAHOMA, INC., a Delaware corporation
BRINKER PENN TRUST, a Pennsylvania business trust
BRINKER RHODE ISLAND, INC., a Rhode Island corporation
BRINKER SOUTH CAROLINA, INC., a Delaware corporation
BRINKER TEXAS, INC., a Delaware corporation
BRINKER VIRGINIA, INC., a Delaware corporation
CHILI'S BEVERAGE COMPANY, INC., a Texas corporation
CHILI'S, INC., a Delaware corporation
CHILI'S, INC., a Tennessee corporation
CHILI'S OF BEL AIR, INC., a Maryland corporation
CHILI'S OF KANSAS, INC., a Kansas corporation
CHILI'S OF MARYLAND, INC., a Maryland corporation
CHILI'S OF MINNESOTA, INC., a Minnesota corporation
CHILI'S OF WEST VIRGINIA, INC., a West Virginia corporation
MAGGIANO'S, INC., an Illinois corporation
MAGGIANO'S BEVERAGE COMPANY, a Texas corporation
MAGGIANO'S HOLDING CORPORATION, a Delaware corporation
MAGGIANO'S OF TYSON'S, INC., a Virginia corporation
MAGGIANO'S TEXAS, INC., a Delaware corporation
ROMANO'S OF ANNAPOLIS, INC., a Maryland corporation

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  Exhibit 21
BRINKER INTERNATIONAL, INC., A DELAWARE CORPORATION SUBSIDIARIES